ADVANCED SERIES TRUST
AST Emerging Managers Diversified Portfolio
SUMMARY PROSPECTUS • July 13, 2015
Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio’s Prospectus, Statement of Additional Information (SAI), Annual Report and other information about the Portfolio online at www.prudential.com/variableinsuranceportfolios. You can also get this information at no cost by calling 1-800-346-3778 or by sending an e-mail to: service@prudential.com. The Portfolio’s Prospectus and SAI, both dated July 13, 2015, as supplemented and amended from time to time, are hereby incorporated by reference into (legally made a part of) this Summary Prospectus.

INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek total return.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.74%
Distribution and/or Service Fees (12b-1 Fees)	0.25%
Other Expenses[1]	0.10%
Total Annual Portfolio Operating Expenses	1.09%
Fee waiver and/or Expense Reimbursement	-0.02%
Total Annual Portfolio Operating Expenses After Fee waiver and/or Expense Reimbursement[2]	1.07%
1 The Portfolio will commence operations on or about July 13, 2015. Estimate based in part on assumed average daily net assets of $250 million for the Portfolio for the fiscal period ending December 31, 2015.
2 The investment manager has contractually agreed to waive a portion of its investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio’s investment management fee plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) do not exceed 1.07% of the Portfolio’s average daily net assets through July 13, 2016. The expense limitation may not be terminated or modified prior to July 13, 2016 without the prior approval of the Trust’s Board of Trustees.
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years
AST Emerging Managers Diversified Portfolio	$109	$345
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. No portfolio turnover rate is presented for the Portfolio, because it is new.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. In seeking to achieve its investment objective, the Portfolio allocates its assets across various investment strategies to provide exposure to a mix of domestic and international equity and fixed income markets, as well as alternative investments. Under normal circumstances, approximately 48% of the Portfolio’s net assets are allocated to equity market strategies and approximately 32% of the Portfolio’s net assets are allocated to fixed income market strategies, with the remaining approximately 20% of the Portfolio’s net assets to be allocated to alternative
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strategies. The Portfolio is designed to provide access to institutional investment strategies managed by emerging manager investment firms. In selecting subadvisers for the Portfolio, the Portfolio's investment manager focuses on smaller or mid-size subadvisers and/or those subadvisers that are female or minority owned, but do not apply any quantitative limits on a subadviser’s total assets under management or on the subadviser’s assets under management within a specific investment strategy. In determining whether to retain a subadviser after the subadviser’s assets under management have increased, either generally or within a specific investment strategy, the Portfolio’s investment manager considers a variety of factors, including transition costs and available options. The Portfolio’s investment manager may recommend replacement of a subadviser due to an increase in assets under management, but is not required to do so.
At the Portfolio’s inception, approximately 60-70% of the Portfolio’s assets will be allocated to two subadvisers, each of which is an emerging manager and each of which provides a distinct investment strategy. Prudential Investments LLC (the Investment Manager) manages the remaining 30-40% of the Portfolio’s assets.
At inception, the Portfolio will have five strategies: a domestic large-cap core strategy, subadvised by Dana Investment Advisers, Inc., a core plus fixed-income strategy, subadvised by Longfellow Investment Management Co., an international equity strategy, managed by the Investment Manager, a fixed-income credit strategy managed by the Investment Manager and an alternative strategy, also managed by the Investment Manager. When the Portfolio’s asset size increases, it is expected to have four strategies that invest in equity securities (large cap core, large cap value, large cap growth and small cap core), two strategies that invest in primarily international equities, two fixed income strategies (core plus fixed-income and fixed-income credit), and two alternative strategies.
The Investment Manager manages the international equity strategy, the fixed-income credit strategy and an alternative strategy. The Investment Manager seeks to provide exposure to these strategies by investing in non-U.S. equity, fixed income credit, and alternative exchange traded funds (ETFs) and other pooled vehicles in a manner consistent with the Portfolio’s investment objectives, policies, and restrictions. Investments in ETFs and other pooled vehicles will subject these Portfolio strategies to the risks associated with the ETFs and other pooled investment vehicles.
As the Portfolio’s asset size increases, the Investment Manager will select subadvisers to actively manage each of these investment strategies. It is expected that as the Portfolio’s assets grow the Portfolio will be nearly fully allocated to emerging subadvisers and the allocation to the Investment Manager will be minimal. Depending on market conditions and the strategy of the selected subadviser, it is possible for the Portfolio to perform better or worse when it is actively managed versus managed by investing in ETFs and other pooled investment vehicles.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Exchange-Traded Funds (ETF) Risk. An investment in an ETF generally presents the same primary risks as an investment in a mutual fund that has the same investment objectives, strategies and policies. In addition, the market price of an ETF’s shares may trade above or below their net asset value and there may not be an active trading market for an ETF’s shares. The Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down.

Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable to pay obligations when due; the Portfolio may be unable to sell its securities holdings at the price it values the security or at any price; the income generated by and the market price of a fixed income security may decline due to a decrease in interest rates; and the price of a fixed income security may decline due to an increase in interest rates.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
Fund of Funds Risk. In addition to the risks associated with the investment in the underlying portfolios, the Portfolio is exposed to the investment objectives, investment risks, and investment performance of the underlying portfolios. The Portfolio is also subject to a potential conflict of interest between the Portfolio and its adviser and subadviser(s), which could impact the Portfolio.
High-Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Portfolio’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of security.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Recent Events Risk. Events in the financial markets have caused, and may continue to cause, increased volatility and a significant decline in the value and liquidity of many securities. As a result, identifying investment risks and opportunities may be especially difficult. There is no assurance that steps taken by governments, and their agencies and instrumentalities, to support financial markets will continue, and the impact of regulatory changes on the markets may not be known for some time.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. A change in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Past Performance. No performance history is presented for this Portfolio, because it does not yet have a full calendar year of performance.
MANAGEMENT OF THE PORTFOLIO
Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC		Brian Ahrens	Senior Vice President, Strategic Investment Research Group	July 2015
		Andrei O. Marinich, CFA	Vice President, Strategic Investment Research Group	July 2015
	Dana Investment Advisors, Inc.	Duane R. Roberts, CFA	Director of Equities and Portfolio Manager	July 2015
		Greg Dahlman, CFA	Senior Vice President and Portfolio Manager	July 2015
		David M. Stamm, CFA	Senior Vice President and Portfolio Manager	July 2015
		Michael Honkamp, CFA	Senior Vice President and Portfolio Manager	July 2015

Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
		David Weinstein	Equity Analyst	July 2015
		J. Joseph Veranth, CFA	Chief Investment Officer & Portfolio Manager	July 2015
	Longfellow Investment Management Co. LLC.	Barbara J. McKenna	Managing Principal, Portfolio Manager	July 2015
		David C. Stuehr	Principal, Portfolio Manager and Senior Analyst	July 2015
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

By Mail:	Advanced Series Trust, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102
By Telephone:	1-800-346-3778
On the Internet:	www.prudential.com/variableinsuranceportfolios
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